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                                                               EXHIBIT 10.17

                     AMENDMENT NO. 2 AND CONSENT TO GUARANTY

     AMENDMENT NO. 2 AND CONSENT TO UNCONDITIONAL GUARANTY dated as of October 22, 1999 between IRON MOUNTAIN INCORPORATED, a Delaware corporation (Guarantor) and IRON MOUNTAIN STATUTORY TRUST - 1998, a Connecticut statutory trust (Owner), and consented to by each of the Lenders and Agent Bank listed on the signature pages hereto.

     Guarantor and Owner are parties to a certain Unconditional Guaranty dated as of October 1, 1998 as amended by the Amendment and Consent to Guaranty dated July 1, 1999 (the Guaranty) pursuant to which the Guarantor guarantees to Owner and the Indemnified Parties the Guaranteed Obligations, including, without limitation, certain obligations of Iron Mountain Records Management, Inc. (Lessee/Agent) under (i) a Lease Agreement from Owner to Lessee/Agent dated as of October 1, 1998 (the Lease), and (ii) an Agency Agreement between Lessee/Agent and Owner dated as of October 1, 1998 (the Agency Agreement). Each of the Lease and the Agency Agreement have been assigned to the Agent Bank pursuant to an Assignment of Lease and Agency Agreement from Owner to Agent Bank and consented to by Lessee/Agent dated as of October 1, 1998. Guarantor has requested that Owner amend the Guaranty with respect to the sale of Arcus Staffing Resources, Inc. (a wholly owned subsidiary of Guarantor) and Guarantor has requested that the Lenders and Agent Bank consent to such sale and appropriate changes to the Guaranty. Accordingly, the parties hereto agree as follows:

     Section 1. DEFINITIONS. Except as otherwise defined in this Agreement, terms defined in the Guaranty are used herein as defined therein.

     Section 2. AMENDMENTS. Subject to the terms and conditions contained herein, Section 10(d)(y) of the Guaranty is amended by adding the following sentence thereto:

     "Notwithstanding anything in this Section 10(d)(y) to the contrary, Guarantor hereby permits its wholly owned subsidiary, Arcus Staffing Resources, Inc., ("Arcus") to sell and transfer all of Arcus' assets as an entirety to Kenda Systems, Inc. ("Kenda"), as more particularly described in a letter dated September 19, 1999 from Guarantor to Kenda, as further described in Guarantor's letter dated October 11, 1999 to Chase
     Manhattan Bank, The Bank of Nova Scotia and Wachovia Securities, Inc."

     Section 3. CONDITIONS OF EFFECTIVENESS. This Agreement shall become effective as of the date hereof when, and only when, the Owner, the Lenders and the Agent Bank shall have received a counterpart of this Agreement duly executed by the parties hereto.

     Section 4. REPRESENTATIONS AND WARRANTIES. Guarantor hereby represents and warrants to Owner, Agent Bank, the Lenders and their respective counsel that:

             A. the representations and warranties made by Guarantor in the Guaranty and in each other Operative Document to which it is a party are correct on and as of the date

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     hereof, as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and

             B. no event has occurred and is continuing under any Operative Document that constitutes a Default or an Event of Default.

     Section 5. MISCELLANEOUS. Except as herein provided, the Guaranty and each of the other Operative Documents shall remain unchanged and in full force and effect. Upon the effectiveness of this Agreement, on and after the date hereof, each reference in any Operative Document to the Guaranty shall mean and be a reference to the Guaranty as amended hereby. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be governed by, and construed in accordance with, the law of the Commonwealth of Massachusetts.





                                      -2-
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                                                                   EXHIBIT 10.20

     IN WITNESS WHEREOF, the parties hereunto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   GUARANTOR:
                                   IRON MOUNTAIN INCORPORATED

                                   By: /s/ J.P. Lawrence
                                      ----------------------------
                                      Name: J.P. Lawrence
                                      Title: VP, Treasurer

                                   OWNER:

                                   IRON MOUNTAIN STATUTORY TRUST - 1998

                                   By:  First Union National Bank, not in its
                                        individual capacity except as expressly
                                        set forth herein, but solely as
                                        trustee under the Amended and Restated
                                        Trust Agreement dated as of
                                        October 1, 1998, as amended

                                        By: /s/ W. Jeffrey Kramer
                                           --------------------------------
                                           Name: W. Jeffrey Kramer
                                           Title: Vice President

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AGREED AND CONSENTED TO:
AGENT BANK:

THE BANK OF NOVA SCOTIA,
as Agent Bank
By: /s/ T.M. Pitcher
    -----------------------------
Name: T.M. Pitcher
Title: Authorized Signatory

LENDERS:
BANKBOSTON, N.A.                             FLEET NATIONAL BANK

By: /s/ Maria L. Wisniewski                       By: /s/ Michael A. Salmer
    -----------------------------                 --------------------------
    Name: Maria L. Wisniewski                     Name: Michael A. Salmer
    Title: Director                               Title: Vice President

UNION BANK OF CALIFORNIA, N.A.               USTRUST

By: /s/ Nancy A. Perkins                          By: /s/ Daniel G. Eastman
    -----------------------------                 --------------------------
    Name: Nancy A. Perkins                        Name: Eastman, D.G.
    Title: Vice President                         Title: Vice President

THE BANK OF NOVA SCOTIA

By: /s/ T.M. Pitcher
    -----------------------------
    Name: T.M. Pitcher
    Title: Authorized Signatory